UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021

JAWS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Washington Avenue, Suite 800 Miami Beach, FL		33139
(Address of principal executive offices)		(Zip Code)

(203) 422-7718

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	JWS.U	New York Stock Exchange
Class A ordinary shares included as part of the units	JWS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JWS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01 Other Events

As previously disclosed, on November 11, 2020, Jaws Acquisition Corp. (“Jaws”) entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated therein, the “Business Combination”), by and among Jaws, Jaws Merger Sub, LLC, Primary Care (ITC) Holdings, LLC and Primary Care (ITC) Intermediate Holdings, LLC (the “Company”). A copy of the Business Combination Agreement was attached as Exhibit 2.1 to Jaws’ Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on November 12, 2020. Jaws filed a Registration Statement with the SEC on January 25, 2021 (the “Registration Statement), as amended thereafter, recommending that stockholders vote in favor of the transactions contemplated by the Business Combination Agreement (together, the “Business Combination”).

Following the Registration Statement, Jaws received letters from five purported shareholders of Jaws, claiming that the Registration Statement omitted certain purportedly material information and demanding additional disclosures. Additionally, Jaws is aware of one complaint filed on behalf of another purported shareholder, alleging that the Registration Statement failed to disclose certain information purportedly in breach of fiduciary duties. That complaint was later withdrawn.

While Jaws believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Jaws has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Jaws specifically denies all allegations in the Shareholder Letter that any additional disclosure was or is required. Jaws believes the Shareholder Letter is without merit.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure should be added to the end of the sixth paragraph six on page 188 of the Proxy Statement under the heading “Background of the Business Combination”:

None of the confidentiality agreements Jaws entered into contained standstill provisions or “don’t-ask-don’t-waive” provisions.

The following supplemental disclosure information should be read in conjunction with the Proxy Statement, which should be read in its entirety:

Jaws did not engage a financial advisor for purposes of evaluating, negotiating or consummating the Business Combination.

The following disclosure should be added to the end of the fifth paragraph on page 189 of the Proxy Statement under the heading “Background of the Business Combination”:

Jaws’ October 7 proposal also contemplated that Jaws would work in good faith to structure a transaction that provides for post-closing governance satisfactory to both PCIH and and Jaws and that PCIH’s current management would be retained as the management team of the combined company.

The following disclosure should be added to the end of the sixth paragraph on page 189 of the Proxy Statement under the heading “Background of the Business Combination”

Goodwin’s October 12 draft also proposed that the initial combined company board of directors be divided into three classes of directors with “staggered” terms. The board of directors will initially be composed of nine members: (a) Barry S. Sternlicht, who will serve as a Class I Director with an initial term that expires in 2022, Elliot Cooperstone, who will serve as a Class II director with an initial term that expires in 2023, and Dr. Marlow Hernandez, who will serve as a Class III director with an initial term that expires in 2024, and (b) Solomon Trujillo, Angel Morales and four other directors selected by Dr. Marlow Hernandez that are reasonably acceptable to Jaws and InTandem. The October 12 draft also proposed that Dr. Marlow Hernandez serve as the chief executive officer and Chairman of the Board of the combined company. The October 12 draft proposed that Jaws enter into new employment agreements with each of Dr. Marlow Hernandez and Dr. Richard Aguilar, on terms satisfactory to Dr. Hernandez and Dr. Aguilar, respectively, and also contemplated that Jaws would enter into employment agreements with other existing members of PCIH management to be identified by Dr. Hernandez, which employment agreements will (x) include market terms and conditions for similarly situated employees of comparable public companies and (y) become effective upon the closing of the transaction.

The following disclosure should be added to the end of the fourth paragraph on page 190 of the Proxy Statement under the heading “Background of the Business Combination”

Such post-closing governance framework was substantially the same as the framework set forth in the October 12 draft.

General Meeting Dial-in Information

As previously announced, the extraordinary general meeting of Jaws shareholders (the “General Meeting”) will be held on June 2, 2021 at 9:00 a.m., New York City Time. On May 24, 2021, Jaws issued a press release announcing that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, the General Meeting will be held remotely by teleconference. The purpose of the General Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The General Meeting will be accessible by dialing (833) 798-4761 (toll free-North America) or (270) 855-8706 (International). Shareholders will be able to ask questions to Jaws’ management via the conference line.

All information about the General Meeting, including the definitive proxy statement, is available at https://www.cstproxy.com/jawsacquisitioncorp/sm2021.

Additional Information

Jaws has filed, and the SEC has declared effective, a registration statement on Form S-4 containing a definitive proxy statement/prospectus of Jaws relating to the proposed Business Combination. Jaws has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors, Jaws’ shareholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with Jaws’ solicitation of proxies for the General Meeting to be held to approve the Business Combination as these materials will contain important information about the Company and Jaws and the proposed Business Combination. The definitive proxy statement/prospectus has been mailed to the shareholders of Jaws as of the record date of March 24, 2021; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

Participants in the Solicitation

Jaws and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Jaws is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaws in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement for the Business Combination.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Jaws or the Company, nor shall there be any sale of any such securities in any state or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jaws, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Jaws, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in Jaws’ other filings with the SEC.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Jaws nor the Company undertakes any duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated May 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2021	JAWS ACQUISITION CORP.

	By:	/s/ Joseph L. Dowling
	Name:	Joseph L. Dowling
	Title:	Chief Executive Officer